EXHIBIT 32.1

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350,

AS ENACTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Biostar Angel Stem Cell Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of Keewon Ra, Chief Executive Officer of the Company, and Won Ho Chun, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 20, 2018	/s/ Keewon Ra
Keewon Ra
Chief Executive Officer
(Principal Executive Officer)

August 20, 2018	/s/ Won Ho Chun
Won Ho Chun
Chief Financial Officer
(Principal Financial Officer)